UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2006
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51535	41-1731219
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

3900 Lakebreeze Avenue,
North,
Brooklyn Center, MN		55429
(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED JANUARY 11, 2006
EX-99.2 PRESENTATION

Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.
     On January 11, 2006, Caribou Coffee Company, Inc. (the “Company”) announced its 2005 highlights for the year ended January 1, 2006. The full text of the January 11, 2006 press release issued in connection with the announcement is attached as Exhibit 99.1 to the Current Report on form 8-K. Also, on January 11, 2006, the Company will deliver a presentation at the SG Cowen & CO. 4 th Annual Consumer Conference in New York. A copy of the slides that will be used in the presentation is furnished as Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Press Release of Caribou Coffee Company, Inc. dated January 11, 2006
99.2	Presentation; SG Cowen & Co. 4th Annual Consumer Conference; January 11, 2006

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.
Date: January 11, 2006

CARIBOU COFFEE COMPANY, INC.

By:	/s/ George E. Mileusnic

George E. Mileusnic
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Caribou Coffee Company, Inc. dated January 11, 2006
99.2	Presentation; SG Cowan & Co. 4thAnnual Consumer Conference; January 11, 2006